UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]           Preliminary Proxy Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]           Definitive Proxy Statement
[X]           Definitive Additional Materials
[   ]           Soliciting Material Pursuant to Rule14a-12

                                                                   Progress Energy, Inc.
 (Name of the Registrant as Specified In Its Charter)
__________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:
________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:
________________________________________________________________________________

(5)	Total fee paid:
________________________________________________________________________________

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
________________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:
________________________________________________________________________________

(3)	Filing Party:
________________________________________________________________________________

(4)	Date Filed:
________________________________________________________________________________

Progress Energy, Inc.
Annual Meeting of Shareholders
May 11, 2011 10:00 a.m.
Progress Energy Center for the Performing Arts
2 East South Street
Raleigh, N.C. 27601

Proxy Login Details:
XXXXXXXXXXXXXXX

To:<Shareholder Registration>

Important Notice Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in Progress Energy, Inc. The Annual Shareholder Meeting of Progress Energy, Inc. will be held on May 11, 2011.

Your Progress Energy, Inc. combined Proxy Statement and Annual Report is now available online and you may also vote your shares for the 2011 Annual Shareholders’ Meeting.

THIS IS NOT A BALLOT. You cannot use this communication to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet as described below. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the combined Proxy Statement and Annual Report or to cast your vote on-line, visit: www.envisionreports.com/pgn and follow the on-screen instructions. You will be prompted to enter the proxy voting details provided above in this e-mail to access this voting site. Note that votes submitted through this site must be received by 12:01 a.m. Eastern Daylight Time, on May 11, 2011. You may also vote in person at the meeting or by mail. To vote your shares in person at the meeting, you must request a paper copy of the materials, which will contain the appropriate instructions, including any special requirements for meeting attendance. Directions to the Annual Meeting are available in the proxy statement which can be viewed at www.envisionreports.com/pgn. To vote by mail, please request a paper copy of the materials, which include a proxy card.

If you want to receive a paper or e-mail copy of the Annual Report and Proxy Statement, you must request one. There is no charge for requesting a copy. Please use one of the following methods to make your request for this or future shareholder meetings: (i) By Internet: Go to www.envisionreports.com/pgn and click Request Materials. Follow the instructions on the screen to log in and order a paper or e-mail copy of the current meeting materials and submit your preference for e-mail or paper delivery of future meeting materials; (ii) By Telephone (toll-free): Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings; or (iii) By E-mail: Send e-mail to investorvote@computershare.com with “Proxy Materials Progress Energy, Inc.” in the subject line. Include in the message your full name and address, plus the number located above, and state in the e-mail that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 2, 2011.

Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 4, and a vote for 1 year on Proposal 3, all of which are sponsored by the Company.

1. Election of Directors:

01 - J. BAKER

02 - J. BOSTIC

03 - H. DELOACH

04 - J. HYLER

05 - W. JOHNSON

06 - R. JONES

07 - W. JONES

08 - M. MARTINEZ

09 - E. MCKEE

10 - J. MULLIN

11 - C. PRYOR

12 -C. SALADRIGAS

13 - T. STONE

14 - A. TOLLISON

2. Advisory (nonbinding) vote on executive compensation.

3. Advisory (nonbinding) vote on the frequency of the advisory (nonbinding) vote on executive compensation.

4. Ratification of the selection of Deloitte & Touche LLP as Progress Energy, Inc.’s independent registered public accounting firm for 2011.

In their discretion the proxies are authorized to vote upon such other business that is properly brought before the meeting or any adjournment thereof.

Thank you for viewing the 2011 Progress Energy, Inc. Annual Meeting Materials and for submitting your very important vote.

Questions? For additional assistance regarding your account, please visit www.computershare.com/contactus where you will find useful FAQs, phone numbers and our secure online contact form.